UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 19, 2010
EACO Corporation

(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 N. Lakeview Avenue, Anaheim, California	92807

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(714) 876-2490
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On November 19, 2010, EACO Corporation issued a press release announcing its financial results for its fourth quarter and fiscal year ended August 31, 2010. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 and the information contained in the press release are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 and the information contained in the press release shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless specifically stated so therein.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated November 19, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EACO CORPORATION

(Registrant)

Dated:	November 23, 2010	/S/ GLEN CEILEY

Glen Ceiley, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 19, 2010